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                                                                  Exhibit 99(b)

                               FORM OF ACCEPTANCE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. WHEN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986.

This document (the "Form") should be read in conjunction with the accompanying offer document dated o May 1998 from Broadview Associates (the "Offer Document"). Unless the context otherwise requires, the definitions contained in the Offer Document also apply to this Form.

IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR HOLDING OF SPARGO SHARES, PLEASE FORWARD THIS FORM, THE OFFER DOCUMENT, THE REPLY-PAID ENVELOPE AND ANY RELATED OFFERING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN, INTO OR FROM THE UNITED STATES, CANADA, JAPAN OR AUSTRALIA.

The Offer is not being made directly or indirectly, in or into the United States, Canada, Australia or Japan and this Form, the Offer Document and any related offering documents are not being, and must not be, mailed or transmitted in or into the United States, Canada, Japan or Australia. The attention of overseas shareholders is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

Broadview Associates are acting for Computer Horizons and no one else in connection with the Offer, and accordingly will not be responsible to any other person for providing the protections afforded to their customers nor for providing advice in relation to the Offer.


                        FORM OF ACCEPTANCE AND AUTHORITY
                                in respect of the
                                RECOMMENDED OFFER
                                       by
                              BROADVIEW ASSOCIATES
                                  on behalf of
                             COMPUTER HORIZONS CORP.
                                      for
                                  SPARGO C PLC


                               ACTION TO BE TAKEN

- To accept the Offer, complete this form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

- RETURN THIS FORM, DULY COMPLETED AND SIGNED AND ACCOMPANIED, IF YOUR SPARGO SHARES ARE IN CERTIFICATED FORM, BY YOUR SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE, BY POST OR BY HAND (DURING NORMAL BUSINESS HOURS) TO IRG PLC, NEW ISSUES SECTION, BALFOUR HOUSE, 390-398 HIGH ROAD, ILFORD, ESSEX IG1 1NQ, UNITED KINGDOM, AS SOON AS POSSIBLE, BUT IN ANY EVENT SO AS TO ARRIVE NO LATER THAN 3.00PM ON O JUNE 1998. A FIRST CLASS REPLY-PAID ENVELOPE IS ENCLOSED FOR USE IN THE UNITED KINGDOM.

- If your Spargo Shares are in uncertificated form (that is, in CREST), you should return this Form and take the action set out in Section 13 of the letter from Broadview Associates contained in the Offer Document to transfer your Spargo Shares to an escrow balance. For this purpose, the participant ID of the escrow agent, IRG Plc, is RA06, the member account ID of the escrow agent is CRYS and the Form of Acceptance Reference Number of this Form (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown in
         Section 1 on page 3. You should ensure that the transfer to escrow settles as soon as possible and in any event, no later than 3.00pm on June, 1998. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

- If you hold Spargo Shares in both certificated and uncertificated form, you should complete a separate Form for each holding. Similarly, you should complete a separate Form for Spargo Shares held in uncertificated form but under a different member account ID, and for Spargo Shares held in certificated form but under a different designation. You can obtain further Forms by contacting IRG Plc, New Issues Section, Balfour House, 390-398 High Road, Ilford, Essex IG1 1NQ, United Kingdom (telephone number: 0181 639 2000).

- If your Spargo Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s).

- Please read Parts B and C of Appendix I to the Offer Document, the terms of which are incorporated in and form part of this Form.

- If you hold Spargo Shares jointly with others, you must arrange for all your co-holders to sign this Form.

- If you have any questions regarding the Offer, you should contact IRG Plc (telephone number: 0181 639 2000).

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                                     Page 2


IF YOU ARE IN ANY DOUBT AS TO HOW TO FILL IN THIS FORM, PLEASE CONTACT IRG PLC, AT THE ADDRESS GIVEN ON PAGE 1 (TELEPHONE NUMBER: 0181 639 2000).

                            HOW TO COMPLETE THIS FORM

     THE PROVISIONS OF PARTS B AND C OF APPENDIX I TO THE OFFER DOCUMENT ARE
                  INCORPORATED INTO AND FORM PART OF THIS FORM


1        THE OFFER

         To accept the Offer, insert in Box 1 the total number of Spargo Shares for which you wish to accept the Offer. You must also sign Box 2 in accordance with the instructions set out herein and complete Box 3 and, if appropriate, Box 4, Box 5 and/or Box 6. If no number, or a number greater than your entire holding of Spargo Shares, is inserted in Box
         1 and you have signed Box 2 you will be deemed to

         have accepted the Offer in respect of your entire holding of Spargo Shares (being your entire holding under the name and address specified in Box 3 or, if your Spargo Shares are in CREST, under the participant ID and member account ID specified in Box 4). CREST participants are requested to insert in Box 1 the same number of Spargo Shares as entered on the related TTE instruction.


2        SIGNATURES

         You must sign Box 2 and, in the case of a joint holding, arrange for all joint holders to do likewise in order to acknowledge receipt of the Offer Document and accept the Offer. Each holder must sign in the presence of a witness who must also sign Box 2. The witness must be over 18 years of age and must not be one of the joint registered holders (if any). The same witness may witness each signature of joint holders. If the acknowledgement and the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) making the acceptance. A company may either execute under seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations or, if applicable, in accordance with section 36A of the Companies Act. A company incorporated outside Great Britain may execute the Form in accordance with the laws of the territory in which the relevant company is incorporated. Execution on behalf of a company should be expressed to be by the company.


3        FULL NAME(S) AND ADDRESS(ES)

         Complete box 3 with the full name and address of the sole or first named registered holder in BLOCK CAPITALS together with the full name(s) and address(es) of any joint holder(s). Please also provide a daytime telephone number where you may be contacted in the event of any query on the Form of Acceptance you have completed.

         Unless you complete Box 6, the address of the first registered holder inserted in Box 3 will be the address to which the consideration will be sent. If that address is in the United States, Canada, Japan or Australia, you must provide in Box 6, an alternative address outside the United States, Canada, Japan or Australia to which such consideration will be sent.


4        PARTICIPANT ID AND MEMBER ACCOUNT ID

         If your Spargo Shares are in CREST, you must insert in Box 4 the participant ID and the member account ID under which such shares are held by you in CREST. You must also transfer (or procure the transfer of) the Spargo Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 4 and the Form of Acceptance Reference Number of this Form and the other information specified in Section 13 of the letter from Broadview Associates contained in the Offer Document. The Form of Acceptance Reference Number appears in Section 1 on page 3 of this Form.


5        OVERSEAS PERSONS

         If you are unable to give the warranty in paragraph (b) of Part C of Appendix I to the Offer Document YOU MUST PUT "YES" IN BOX 5.

         If you do not put "YES" in Box 5 you will be deemed to have given such warranty. Your attention is also drawn to Box 6.


6        ALTERNATIVE ADDRESS

         Insert in Box 6 your own name and address (but not an address in the United States, Canada, Japan or Australia) or the name and address of the person or agent (for example, your bank, but not in the United States, Canada, Japan or Australia) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3.

         If you leave Box 6 blank, the consideration or returned documents will be sent to the address of the first-named registered holder (unless such address is in the United States, Canada, Japan or Australia).

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                                 Page 3

           PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4     For office use only

THE PROVISIONS OF PARTS B AND C OF APPENDIX I TO THE         Holder No.
OFFER DOCUMENT ARE INCORPORATED INTO AND FORM PART
OF THIS FORM.                                                Holding

                                                             Cover
   To accept the Offer
   Complete Box 1, Box 3 and (if                             Query
   relevant) Box 4, Box 5 and/or
   Box 6 and sign Box 2 below

BOX 1

                              NO. OF SPARGO SHARES

   THE FORM OF ACCEPTANCE NUMBER OF THIS FORM IS

BOX 2

   Sign here to acknowledge safe receipt
   of the Offer Document and to accept the
   Offer

Signed and delivered as a deed by:


1.

2.

3.


4.


Witnessed by:

1. Name            Address

                             Signature

2. Name            Address

                             Signature

3. Name            Address

                             Signature

4. Name            Address

                             Signature


NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL SHOULD BE WITNESSED AND THE WITNESS SHOULD ALSO COMPLETE BOX 2 AS INDICATED.

BOX 3

Full name(s) and address(es)

              First-registered holder

1.  Forename(s)

Surname (Mr/Mrs/Miss/Title)

Address




                             Postcode

2.  Forename(s)

Surname (Mr/Mrs/Miss/Title)

Address




                             Postcode


3.  Forename(s)

Surname (Mr/Mrs/Miss/Title)

Address




                             Postcode

4.  Forename(s)

Surname (Mr/Mrs/Miss/Title)

Address




                             Postcode






     In case of a query please state daytime telephone number

BOX 4

Participant ID and member
account ID Complete this       Participant ID
Box only if your Spargo
Shares are in CREST            Member account ID


BOX 5

Overseas persons, please put "YES" in Box 5 if you are unable to give the representations and warranty relating to overseas shareholders in paragraph (b) of Part C of Appendix I to the Offer Document

BOX 6

Complete this box if you wish the consideration and/or other document(s) to be sent to someone at an address (but not an address in the United States, Canada, Japan or Australia) other than the address of the first named registered holder set out in Box 3

Name                                                  For Stock Exchange/
                                                      Registrar use only
Address


Daytime telephone number           Postcode

     (To be completed in BLOCK CAPITALS)
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                                     Page 4

             ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

In order to avoid inconvenience and delay, the following points may assist you:


1.  IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):

    Send this Form by the quickest means (e.g. air mail) to the holder for execution (but not into the United States, Canada, Japan or Australia), or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting. NO OTHER SIGNATURES ARE ACCEPTABLE.


2. IF YOU HAVE SOLD OR TRANSFERRED ALL, OR WISH TO SELL OR TRANSFER PART, OF YOUR HOLDING OF SPARGO SHARES:

    If you have sold or transferred all your holding of Spargo Shares, you should at once send or hand this Form to the stockbroker, bank or other agent through whom you made the sale or transfer for transmission to the purchaser. However, such documents may not be forwarded or transmitted in, into or from the United States, Canada, Japan or Australia. If your Spargo Shares are in certificated form and you wish to sell or transfer part of your holding of Spargo Shares and also wish to accept the Offer and are unable to obtain the balance certificate, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or certification, signed on behalf of the registrars of Spargo, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, in respect of the balance of your holding of Spargo Shares.


3.  IF THE SOLE HOLDER HAS DIED:

    If grant of probate or letters of administration has/have been registered with the registrars of Spargo, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to IRG Plc at the address given on page 1.

    If grant of probate or letters of administration has/have not been registered with the registrars of Spargo, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, the personal representative(s) or prospective personal representative(s) should sign this Form and forward it to IRG Plc at the address given on page 1, with (if the shares are certificated) the share certificate(s) and/or other document(s) of title. However, a grant of probate or letters of administration must be lodged before the consideration due under the Offer can be forwarded to the personal representative(s).


4.  IF ONE OF THE JOINT HOLDERS HAS DIED:

    This Form is valid if signed by the surviving holder(s) (if the shares are certificated) and lodged with the share certificate(s) and/or other document(s) of title and the death certificate, grant of probate or letters of administration of the deceased holder.


5. IF YOUR SPARGO SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATE(S) IS/ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:

    If your share certificate(s) and/or other document(s) of title is/are with your stockbroker, bank or other agent, you should complete this Form and, if the share certificate(s) and/or the document(s) of title is/are readily available, arrange for it/them to be lodged by such agent with IRG Plc at the address given on page 1, accompanied by the share certificate(s) and/or other document(s) of title.


6. IF YOUR SPARGO SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE HAS BEEN LOST:

    Complete and lodge this Form together with a letter of explanation and any available certificate(s) with IRG Plc at the address given on page 1. You should then write to the registrars of Spargo, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, United Kingdom, for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with IRG Plc at the address given on page 1, in support of this Form.


7.  IF YOUR SPARGO SHARES ARE IN CREST:

    You should take the action set out in Section 13 of the letter from Broadview Associates contained in the Offer Document to transfer your Spargo Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears in Section 1 on page 3 of this Form) so that such number can be inserted in the TTE instruction.


8. IF YOUR FULL NAME OR OTHER PARTICULARS DIFFER FROM THOSE APPEARING IN THE CERTIFICATE, E.G.:

    (a)  Incorrect name, e.g.:

                  Name on the certificate      James Smith
                  Correct name                 James Smythe

         Complete this Form with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who signed this Form are one and the same.


    (b)  Incorrect address:

         Write the correct address in Box 3 of this Form.


    (c)  Change of name:

         Lodge your marriage certificate or the deed poll with this Form for noting.


9.  IF YOU ARE NOT RESIDENT IN THE UK:

    The attention of Spargo Shareholders not resident in the UK is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.


WITHOUT PREJUDICE TO PARAGRAPH 5 OF PART B OF APPENDIX I TO THE OFFER DOCUMENT, THE OFFEROR RESERVES THE RIGHT TO TREAT AS VALID ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY THE RELEVANT TRANSFER TO ESCROW INSTRUCTION OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE. IN THAT EVENT, NO CONSIDERATION DUE UNDER THE OFFER WILL BE SENT UNTIL AFTER THE RELEVANT TRANSFER TO ESCROW INSTRUCTION HAS BEEN MADE OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO THE OFFEROR HAVE BEEN RECEIVED.